Exhibit 23.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to use of our report included herein and to the reference to our firm under the caption of "Experts" in the registration statement.

/s/ Dixon Hughes PLLC
Birmingham, Alabama
April 21, 2005